EXHIBIT 32


                                  CERTIFICATION

     The undersigned certify pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Quarterly Report on Form 10-Q/A for the quarter ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 16, 2003

                              /s/ Frederick M. Green, Chief Executive Officer
                              ----------------------
                              Frederick M. Green


                              /s/ Donald L.  Henry, Chief Financial Officer
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                              Donald L.  Henry